UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities and Exchange Act of 1934

Date of Report: August 6, 2009
Date of earliest event reported: August 5, 2009

Commission File No. 0-20709

D&E COMMUNICATIONS, INC.

(Exact Name of Registrant as specified in its charter)

Pennsylvania	23-2837108
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

124 East Main Street P.O. Box 458 Ephrata, PA 17522-0458	17522
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 733-4101

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

D&E COMMUNICATIONS, INC.

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02.	Results of Operations and Financial Condition

The following information is being furnished pursuant to Item 2.02. On August 5, 2009, D&E Communications, Inc. issued a press release summarizing earnings for the quarter ended June 30, 2009, which is attached hereto as Exhibit 99.1, and incorporated into this Item 2.02 by reference.

Item 7.01.	Regulation FD Disclosure; Item 8.01 Other Events

On August 6, 2009, the Company is holding a management conference call to discuss the Company’s financial results for the three months ended June 30, 2009 and certain other matters including D&E’s previously announced proposed merger with Delta Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Windstream Corporation (“Windstream”). A copy of the script of the Company’s management for the conference call is being furnished herewith as Exhibit 99.2.

The information in this Item of this Form 8-K and Exhibit 99.2 attached hereto is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements concerning the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if D&E does not receive the required shareholder approval or fails to satisfy other conditions to closing, the transaction may not be consummated. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: risks associated with uncertainty as to whether the transaction will be completed, costs and potential litigation associated with the transaction, the failure to obtain D&E’s shareholder approval, the failure of either party to meet the closing conditions set forth in the merger agreement, the extent and timing of regulatory approvals, changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services, telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of D&E’s network, high costs of regulatory compliance, the competitive impact of legislation and regulatory changes in the telecommunications industry and the other risk factors discussed from time to time by the company in reports filed with the Securities and Exchange Commission. We urge you to carefully consider the risks which are described in D&E’s Annual Report on Form 10-K for the year ended December 31, 2008 and in D&E’s other SEC filings. D&E is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information and Where You Can Find It

This Form 8-K may be deemed to be solicitation material in respect of the proposed merger of D&E Communications and Windstream. In connection with the proposed transaction, Windstream has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of D&E and also constitutes a prospectus of Windstream. At the appropriate time, D&E will mail the definitive proxy statement/prospectus to its shareholders. Before making any voting or investment decision, investors are urged to read the definitive proxy statement/prospectus when it becomes available because it will contain important information about the proposed transaction. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website at www.sec.gov. Free copies of these documents may also be obtained from Windstream upon written request to Windstream Investor Relations, 4001 Rodney Parham Road, Little Rock, Arkansas 72212 or by calling (866) 320-7922, or from D&E Communications upon written request to D&E Communications, P.O. Box 458, Ephrata, Pennsylvania 17522, Attention: Corporate Secretary or by calling (877) 433-8632.

D&E Communications, Windstream, and their respective officers and directors may be deemed to be soliciting proxies from D&E Communications’ shareholders in favor of the proposed merger. Information regarding D&E Communications and Windstream’s respective directors and executive officers can be found in their respective Annual Reports on Form 10-K filed with the SEC. Additional information regarding the interests of such potential participants will be included in the definitive proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits:

99.1	Press Release dated August 5, 2009
99.2	Script of D&E Communications, Inc. management conference call held on August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

D&E COMMUNICATIONS, INC.

	By:	/s/ Thomas E. Morell
Date: August 6, 2009		Thomas E. Morell
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

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